UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BEAM THERAPEUTICS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 8, 2022 Your Vote Counts! BEAM THERAPEUTICS INC. 2022 Annual Meeting June 8, 2022 11:30 AM EDT Virtual Meeting Site: www.virtualshareholdermeeting.com/BEAM2022 BEAM THERAPEUTICS INC. 238 MAIN STREET CAMBRIDGE, MA 02142 D77963-P67615 You invested in BEAM THERAPEUTICS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2022. Get informed before you vote View the Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To view the proxy materials and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* Vote on June 8, 2022 11:30 AM, EDT Visit: www.virtualshareholdermeeting.com/BEAM2022 Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by June 7, 2022 11:59 PM ET Visit www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance. V1.1

1. Election of the following nominees as Class II Directors for three-year terms ending at our annual meeting of stockholders to be held in 2025. Nominees: 1a. Mark Fishman, M.D. For 1b. Carole Ho, M.D. For 1c. Kathleen Walsh For 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. For 3. Approve, on an advisory basis, the compensation of our named executive officers. For 4. Indicate, on an advisory basis, the preferred frequency of advisory votes on executive compensation. Every Year Note: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D77964-P67615

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